Exhibit 10.15(d)

LETTER AGREEMENT NO. 3

As of September 30, 2011

Republic Airways Holdings Inc.

8909 Purdue Road

Suite 300

Indianapolis, Indiana 46268

Re:	*****

Dear Ladies and Gentlemen,

REPUBLIC AIRWAYS HOLDINGS INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-1

1.	DEFINITIONS

Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE

A321 Aircraft – any or all of the A321-200 aircraft that have been converted from A320 Aircraft pursuant to this Agreement, including the A321 Airframe and all components, equipment, parts and accessories installed in or on such A321 Airframe and the A321 Propulsion System installed thereon upon delivery.

A321 Airframe – any A321 Aircraft, excluding the A321 Propulsion System therefor.

A321 Propulsion System – as defined in Clause 2.3.

A321 Specification – the A321 Standard Specification as amended by all applicable SCNs.

A321 Standard Specification – the A321 standard specification document number *****, a copy of which is annexed as Exhibit A-3 to the Agreement as reflected in Appendix 1 to Letter Agreement No. 3 to the Agreement.

Aircraft – as applicable, (i) any or all of the A319 Aircraft sold or to be sold by the Seller and purchased or to be purchased by the Buyer pursuant to the Agreement, (ii) any or all of the A320 Aircraft sold or to be sold by the Seller and purchased or to be purchased by the Buyer pursuant to the Agreement and (iii) any or all of the A321 Aircraft sold or to be sold by the Seller and purchased or to be purchased by the Buyer pursuant to the Agreement.

Airframe – as applicable, the A319 Airframe, the A320 Airframe or the A321 Airframe.

Irrevocable SCN – an SCN which is irrevocably part of the A319 Specification, A320 Specification or A321 Specification, as expressly set forth in Appendix 1 to Exhibit A-1, Appendix 1 to Exhibit A-2 and Appendix 1 to Exhibit A-3, as applicable.

Propulsion System – any or all, as the context requires, of the A319 Propulsion System, A320 Propulsion System and the A321 Propulsion System.

Propulsion System Manufacturer – as applicable, the manufacturer of the A319 Propulsion System, A320 Propulsion System or the A321 Propulsion System.

Specification – as applicable, the A319 Specification, the A320 Specification or the A321 Specification.

Standard Specification – the A319 Standard Specification, A320 Standard Specification or the A321 Standard Specification.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-2

UNQUOTE

2.	*****

2.1	*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	*****

(vii)	*****

(viii)	*****

(ix)	*****

2.2	Aircraft Specification

2.2.1	A new Exhibit A-3, A321 Standard Specification, as set forth in Appendix 1 to this Letter Agreement, is hereby incorporated into the Agreement.

2.2.2	A new Appendix 1 to Exhibit A-3 (A321 Aircraft SCNs), as set forth in Appendix 2 to this Letter Agreement, is hereby incorporated into the Agreement.

2.2.3	Clause 2.1.1 of the Agreement is revised to add the following quoted text:

QUOTE

The A321 Aircraft will be manufactured in accordance with the A321 Standard Specification, as modified by the Specification Change Notices listed in Appendix 1 to Exhibit A-3 which includes the Irrevocable SCNs.

UNQUOTE

2.2.4	Clause 2.1.2.2 is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.1.2.2	The New Engine Option shall modify the design weights of the Standard Specification as follows:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-3

	A319	A320	A321
MLW	*****	*****	*****
MZFW	*****	*****	*****

UNQUOTE

2.2.5	Clause 2.2.2.3 is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.2.2.3

The Seller may at its discretion notify Buyer from time to time pursuant to an SCN that certain items, which are currently BFE in the Specification, shall be deemed to be seller-furnished equipment (“SFE”) and the parties agree that, pursuant to such SCN, such BFE items shall thereafter be excluded from the provisions of Clauses 2.2.2.1(ii) and 2.2.2.2 above and shall be considered instead SFE and thereafter chargeable to the Buyer, *****

UNQUOTE

2.2.6	A321 Propulsion System Clause 2.3 of the Agreement is revised to add the following quoted text:

QUOTE

2.3.2	Each A321 Airframe will be equipped with a set of two (2) CFM International LEAP- X1A32 model engines (such set, an “A321 Propulsion System”).

UNQUOTE

2.3	A321 Aircraft

A new Clause 3.1.5 is added to the Agreement to read as follows in the quoted text:

QUOTE

3.1.5	Base Price of the A321 Airframe

In respect of the A321 Aircraft, the Base Price of the A321 Airframe is the sum of the following base prices:

(i)	*****

(ii)	*****

and

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-4

(iii)	*****

3.1.5.1	The Base Price of the A321 Airframe has been established in accordance with the average economic conditions prevailing in ***** (the “Base Period”).

UNQUOTE

2.4	A321 Propulsion Systems Base Price

A new Clause 3.1.6 is added to the Agreement to read as follows in the quoted text:

QUOTE

3.1.6	Base Price of the A321 Propulsion Systems

3.1.6.1	The Base Price of a set of two (2) CFM International LEAP-X model engines for the A321 Aircraft (the “LEAP-X1A32 Engines”) is:

(i)      *****.

Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by CFM International and set forth in Part 2 of Exhibit C.

UNQUOTE

2.5	Final Price of the Aircraft

Clause 3.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

3.2	Final Price of the Aircraft

The “Final Price” of each Aircraft will be the sum of:

(i)	the Base Price of the Airframe, as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4.1;

(ii)	the aggregate of all increases or decreases to the Base Price of the Airframe as agreed in any Specification Change Notice or part thereof applicable to

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-5

the Airframe subsequent to the date of this Agreement as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.1;

(iii)	the Propulsion System Reference Price as adjusted to the Delivery Date of in accordance with Clause 4.2;

(iv)

the aggregate of all increases or decreases to the Propulsion System Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion System subsequent to the date of this Agreement as adjusted to the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement relating to the Aircraft and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.
3.2.1	*****

UNQUOTE

3.	*****

3.1	*****

(a)	*****

(b)	*****

(c)	*****

(d)	*****

(e)	*****

(f)	*****

3.2	*****

3.3

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-6

4.	OTHER COMMERCIAL TERMS

The following provisions apply to the A321 Aircraft:

4.1	The Predelivery Payment schedule for A321 Aircraft is as set forth in Clause 5.3.3 of the Agreement as modified by Paragraph 2.1 of Letter Agreement No. 1 to the Agreement.

4.2	The ***** applicable to the A321 Aircraft are set forth in Paragraph 4 of Letter Agreement No. 2 to the Agreement.

4.3	The ***** applicable to the A321 Aircraft is set forth in Paragraph 6.1 or 6.2, as applicable, of Letter Agreement No. 2 to the Agreement.

5.	AIRCRAFT DELIVERY SCHEDULE

5.1

Notwithstanding the delivery schedule set forth in Clause 9.1.1 of the Agreement, the Seller reserves the right to modify the delivery schedule in respect of any or all Aircraft scheduled to deliver in *****.

5.2

The Seller will promptly notify the Buyer in writing of any reschedule pursuant to Paragraph 5.1 above (which notice shall be given no later than *****) with the new Scheduled Delivery Quarter for each such Aircraft, which will be no more than ***** earlier or later than scheduled in Clause 9.1 of the Agreement.

5.3	Predelivery Payments received for Aircraft whose delivery date is rescheduled pursuant to Paragraph 5.1 above, will be *****.

6.	*****

6.1	*****

6.1.1	*****

(i)	*****

(ii)	*****

*****

6.2	*****

7.	ASSIGNMENT

*****

(i)	*****

(ii)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-7

*****

(a)	*****

(b)	*****

(c)	*****

(d)	*****

*****

8.	GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT

Nothing contained in this Letter Agreement will *****

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 and Clause 21.5 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller *****, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 9 will be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

11.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-8

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Patrick de Castelbajac
Patrick de Castelbajac
Its:	Vice President Contracts

Accepted and Agreed

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Bryan Bedford
Bryan Bedford
Its:	President

LA 3 SigPage

Appendix 1 To LA No. 3

EXHIBIT A-3

A321 SPECIFICATION

The A321 Standard Specification is contained in a separate folder.

LA 3-10

Appendix 2 To LA No. 3

APPENDIX 1 TO EXHIBIT A-3

*****

*****

*****

*****		*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
	*****	*****

*****

*****		*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	***** *****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

*****
*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-11

*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-12

*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
	*****	*****
	*****	*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 3-13